                                                                    Exhibit 99.C

              FLORIDA PROGRESS FUNDING CORPORATION AND SUBSIDIARIES
                        CONSOLIDATING STATEMENT OF INCOME
                      For the year ended December 31, 1999
                                  (In millions)


                                                                  Florida Progress       FPC                        Florida Progress
                                                                      Funding          Capital                          Funding
                                                                    Corporation        Trust I      Elimination       Corporation
                                                                  ----------------     -------      -----------     ----------------
REVENUES:
  Electric utility                                                     $  0.0          $  0.0          $  0.0            $  0.0
  Diversified                                                             0.0             0.0             0.0               0.0
                                                                       ------          ------          ------            ------
                                                                          0.0             0.0             0.0               0.0
                                                                       ------          ------          ------            ------
EXPENSES:
  Electric utility:
    Fuel                                                                  0.0             0.0             0.0               0.0
    Purchased power                                                       0.0             0.0             0.0               0.0
    Energy conservation costs                                             0.0             0.0             0.0               0.0
    Operation and maintenance                                             0.0             0.0             0.0               0.0
    Depreciation and amortization                                         0.0             0.0             0.0               0.0
    Taxes other than income taxes                                         0.0             0.0             0.0               0.0
                                                                       ------          ------          ------            ------
                                                                          0.0             0.0             0.0               0.0
                                                                       ------          ------          ------            ------
  Diversified:
   Cost of sales                                                          0.0             0.0             0.0               0.0
   Other                                                                  0.0             0.0             0.0               0.0
                                                                       ------          ------          ------            ------
                                                                          0.0             0.0             0.0               0.0
                                                                       ------          ------          ------            ------
INCOME FROM OPERATIONS                                                    0.0             0.0             0.0               0.0
                                                                       ------          ------          ------            ------
INTEREST EXPENSE AND OTHER:
  Interest expense                                                       15.7             0.0           (15.7)              0.0
  Allowance for funds used during construction                            0.0             0.0             0.0               0.0
  Distributions on company obligated mandatorily
    redeemable preferred securities                                       0.0            15.2             0.0              15.2
  Other expense (income), net                                           (15.7)          (15.2)           15.7             (15.2)
                                                                       ------          ------          ------            ------
                                                                          0.0             0.0             0.0               0.0
                                                                       ------          ------          ------            ------
INCOME BEFORE INCOME TAXES                                                0.0             0.0             0.0               0.0
  Income taxes                                                            0.0             0.0             0.0               0.0
                                                                       ------          ------          ------            ------

NET INCOME                                                             $  0.0          $  0.0          $  0.0            $  0.0
                                                                       ======          ======          ======            ======

              FLORIDA PROGRESS FUNDING CORPORATION AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                      For the year ended December 31, 1999
                                  (In millions)


                                                                Florida Progress        FPC                        Florida Progress
                                                                    Funding           Capital                          Funding
                                                                  Corporation         Trust I        Elimination     Corporation
                                                                ----------------      -------        -----------   ----------------
ASSETS

PROPERTY, PLANT AND EQUIPMENT:
Electric utility plant in service
    and held for future use                                        $    0.0          $    0.0         $    0.0          $    0.0
  Less: Accumulated depreciation                                        0.0               0.0              0.0               0.0
        Accumulated decommissioning
          for nuclear plant                                             0.0               0.0              0.0               0.0
        Accumulated dismantlement
          for fossil plants                                             0.0               0.0              0.0               0.0
                                                                   --------          --------         --------          --------
                                                                        0.0               0.0              0.0               0.0
  Construction work in progress                                         0.0               0.0              0.0               0.0

  Nuclear fuel, net of amortization                                     0.0               0.0              0.0               0.0
                                                                   --------          --------         --------          --------
        Net electric utility plant                                      0.0               0.0              0.0               0.0

  Other property, net of depr                                           0.0               0.0              0.0               0.0
                                                                   --------          --------         --------          --------
                                                                        0.0               0.0              0.0               0.0
                                                                   --------          --------         --------          --------
CURRENT ASSETS:
  Cash and equivalents                                                  0.0               0.0              0.0               0.0
  Accounts receivable, net                                              0.0               0.0              0.0               0.0
  Intercompany receivables                                              2.6               2.7             (2.6)              2.7
  Inventories, primarily at average cost:
    Fuel                                                                0.0               0.0              0.0               0.0
    Utility materials and supplies                                      0.0               0.0              0.0               0.0
    Diversified materials                                               0.0               0.0              0.0               0.0
  Other                                                                 0.1               0.0             (0.1)              0.0
                                                                   --------          --------         --------          --------
                                                                        2.7               2.7             (2.7)              2.7
                                                                   --------          --------         --------          --------
OTHER ASSETS:
  Costs deferred pursuant to regulation:
    Deferred purchased power contract termination costs                 0.0               0.0              0.0               0.0
    Other                                                               0.0               0.0              0.0               0.0
  Investments in nuclear plant decommissioning fund                     0.0               0.0              0.0               0.0
  Goodwill                                                              0.0               0.0              0.0               0.0
  Investment in consolidated affiliates                                 9.3               0.0             (9.3)              0.0
  Advances to consolidated affiliates                                 300.0             309.3           (309.3)            300.0
  Joint ventures and partnerships                                       0.0               0.0              0.0               0.0
  Other                                                                 0.0               0.0              0.0               0.0
                                                                   --------          --------         --------          --------
                                                                      309.3             309.3           (318.6)            300.0
                                                                   --------          --------         --------          --------
                                                                   $  312.0          $  312.0         $ (321.3)         $  302.7
                                                                   ========          ========         ========          ========

              FLORIDA PROGRESS FUNDING CORPORATION AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                      For the year ended December 31, 1999
                                  (In millions)


                                                  Florida Progress         FPC                           Florida Progress
                                                      Funding            Capital                             Funding
                                                    Corporation          Trust I         Elimination       Corporation
                                                  ----------------      --------         -----------     ----------------
CAPITAL AND LIABILITIES

COMMON STOCK EQUITY:
  Common stock                                        $    0.0          $    9.3           $   (9.3)          $    0.0
  Retained earnings                                        0.0               0.0                0.0                0.0
                                                      --------          --------           --------           --------
                                                           0.0               9.3               (9.3)               0.0
PREFERRED SECURITIES:
    Cumulative preferred stock of
      Florida Power without sinking funds                  0.0               0.0                0.0                0.0
    Florida Progress-obligated mandatorily
      redeemable preferred securities
      of FPC Capital 1 holding solely
      Florida Progress guaranteed notes                    0.0             300.0                0.0              300.0

LONG-TERM DEBT                                             0.0               0.0                0.0                0.0
                                                      --------          --------           --------           --------
TOTAL CAPITAL                                              0.0             309.3               (9.3)             300.0
                                                      --------          --------           --------           --------
CURRENT LIABILITIES:
  Accounts payable                                         0.0               0.0                0.0                0.0
  Intercompany payables                                  312.0               0.0             (312.0)               0.0
  Customers' deposits                                      0.0               0.0                0.0                0.0
  Taxes payable                                            0.0               0.0                0.0                0.0
  Accrued interest                                         0.0               2.7                0.0                2.7
  Overrecovered utility fuel costs                         0.0               0.0                0.0                0.0
  Other                                                    0.0               0.0                0.0                0.0
                                                      --------          --------           --------           --------
                                                         312.0               2.7             (312.0)               2.7
  Notes payable                                            0.0               0.0                0.0                0.0
  Current portion of long-term debt                        0.0               0.0                0.0                0.0
                                                      --------          --------           --------           --------
                                                         312.0               2.7             (312.0)               2.7
                                                      --------          --------           --------           --------
DEFERRED CREDITS AND OTHER LIABILITIES:
  Deferred income taxes                                    0.0               0.0                0.0                0.0
  Unamortized investment tax credits                       0.0               0.0                0.0                0.0
  Other postretirement benefit costs                       0.0               0.0                0.0                0.0
  Other                                                    0.0               0.0                0.0                0.0
                                                      --------          --------           --------           --------
                                                           0.0               0.0                0.0                0.0
                                                      --------          --------           --------           --------
                                                      $  312.0          $  312.0           $ (321.3)          $  302.7
                                                      ========          ========           ========           ========

              FLORIDA PROGRESS FUNDING CORPORATION AND SUBSIDIARIES
                  CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                      For the year ended December 31, 1999
                                  (In millions)


                                               Florida Progress        FPC                          Florida Progress
                                                   Funding           Capital                            Funding
                                                 Corporation         Trust I        Elimination       Corporation
                                               ----------------      -------        -----------     ----------------
BALANCE AT BEGINNING OF YEAR                          $0.0             $0.0             $0.0              $0.0

  Net Income (loss)                                    0.0              0.0              0.0               0.0

  Dividends paid                                       0.0              0.0              0.0               0.0

                                                      ----             ----             ----              ----
BALANCE AT END OF YEAR                                $0.0             $0.0             $0.0              $0.0
                                                      ====             ====             ====              ====